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                                                                   Exhibit 3-114
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

DSCB 204 (Rev. 81)                                         PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
                                                           |x| DOMESTIC BUSINESS CORPORATION
               ARTICLES OF INCORPORATION                                                                                  FEE
                                                           |_| DOMESTIC BUSINESS CORPORATION                              $75.00
                                                               A CLOSE CORPORATION - COMPLETE BACK
              COMMONWEALTH OF PENNSYLVANIA
        DEPARTMENT OF STATE - CORPORATION BUREAU           |_| DOMESTIC PROFESSIONAL CORPORATION
    308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120            ENTER BOARD LICENSE NO.

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010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER
15 P.S. 2908 8)
     Genesis Immediate Med Center, Inc.
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011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
ACCEPTABLE)
    148 West State Street, Suite 100
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012 CITY                      033 COUNTY         013 STATE        064 ZIP CODE
Kennett Square                Chester            Pennsylvania        19348 (15)
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050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION


To have unlimited power to engage in, or to do any lawful act concerning any and all lawful businesses for which corporations may be incorporated under the Pennsylvania Business Corporation Law Act of May 5, 1973, as amended, and to own and operate an outpatient medical and health care center and other related health care activities.

(ATTACH 81/2 x 11 SHEET IF NECESSARY)
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The Aggregate Number of Shares, Classes of Shares and Par Value of Shares
which the Corporation shall have Authority to Issue:

040 Number and Class of Shares               041 Stated Par Value Per         042 Total Authorised          031 Term of Existence
                                             Share If Any                            Capital
1,000 shares Common Stock                    $1.00                                    $1.000                       Perpetual

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The Name and Address of Each Incorporator, and the Number and Class of Shares
Subscribed to by each incorporator:

                          061, 062
060 Name                  063, 064 Address         (Street, City, State, Zip Code)                      Number & Class of Shares
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  Fred J. Berg            Four Penn Center, Phila., PA 19103                                            1
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                                               (ATTACH 81/2 x 11 SHEET IF NECESSARY)
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

IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 19th DAY OF September 1987.

/s/ Fred J. Berg
----------------------------
Fred J. Berg
                            - FOR OFFICE USE ONLY -

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
030 FILED                 002 CODE                 003 REV BOX    SEQUENTIAL NO.                100 MICROFILM NUMBER
                                                                     88396                            87591262
   Sep 21 1987            -----------------------  ------------  ----------------------------   ------------------------------------
                          REVIEWED BY              004 SICC            AMOUNT                   001 CORPORATION NUMBER
                                                                       $85 (ooooo)                         998689
/s/[graphic of signature] -----------------------  ------------  ----------------------------   ------------------------------------
                          DATE APPROVED            CERTIFY TO    INPUT BY                       LOG IN          LOG IN (REFILE)
                                                                 /s/[graphic of sig]
                          -----------------------  |_| REV.      ----------------------------   ------------------------------------
     Secretary of the     DATE REJECTED                          VERIFIED BY                    LOG OUT         LOG OUT (REFILE)
       Commonwealth                                |_| L & I     /s/[graphic of sig]
    Department of State   -----------------------
      Commonwealth of     MAILED BY DATE           |_| OTHER     ----------------------------   ------------------------------------
       Pennsylvania